                                                                    EXHIBIT 99.6


                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


I. RECONCILIATION OF COLLECTION ACCOUNT:
         End of Period Collection Account Balance as of Prior Payment Date:                         402,305.83
         Available Funds:
                  Contract Payments due and received in this period                               2,890,125.51
                  Contract Payments due in prior period(s) and received in this period               95,584.21
                  Contract Payments received in this period for next period                          35,500.64
                  Sales, Use and Property Tax, Maintenance, Late Charges                             70,525.47
                  Prepayment Amounts related to early termination in this period                      5,740.09
                  Servicer Advance                                                                1,621,626.31
                  Proceeds received from recoveries on previously Defaulted Contracts                     0.00
                  Transfer from Reserve Account                                                   2,865,984.34
                  Interest earned on Collection Account                                               1,401.11
                  Interest earned on SPG Account                                                        213.46
                  Proceeds from repurchase of Contracts per Contribution and Servicing
                    Agreement Section 5.03                                                                0.00
                  Amounts paid per Contribution and Servicing Agreement Section 7.01
                    (Substituted contract < Predecessor contract)                                         0.00
                  Amounts paid under insurance policies                                                   0.00
                  Any other amounts                                                                       0.00

                                                                                                --------------
         Total Available Funds                                                                    7,989,006.97
         Less: Amounts to be Retained in Collection Account                                         173,710.18
                                                                                                --------------
         AMOUNT TO BE DISTRIBUTED                                                                 7,815,296.79
                                                                                                ==============


         DISTRIBUTION OF FUNDS:
                  1. To Trustee -  Fees                                                                   0.00
                  2. To Servicer, any unreimbursed Nonrecoverable Advances or
                       Servicer Advances                                                            664,413.32
                  3. To Noteholders (For Servicer Report immediately following the
                       Final Additional Closing Date)

                          a) Class A1 Principal and Interest                                              0.00
                          a) Class A2 Principal (distributed after A1 Note matures)
                             and Interest                                                                 0.00
                          a) Class A3 Principal (distributed after A2 Note matures)
                             and Interest                                                         5,648,770.43
                          a) Class A4 Principal (distributed after A3 Note matures)
                             and Interest                                                           518,751.20
                          b) Class B Principal and Interest                                         104,996.21
                          c) Class C Principal and Interest                                         210,103.01
                          d) Class D Principal and Interest                                         141,150.13
                          e) Class E Principal and Interest                                         184,199.22

                  4. To Reserve Account for Requirement per Indenture Agreement
                       Section 3.08                                                                 223,429.93
                  5. To Issuer - Residual  Principal and Interest and Reserve
                       Account Distribution
                          a) Residual Interest (Provided no Restricting or
                             Amortization Event in effect)                                                0.00
                          b) Residual Principal (Provided no Restricting or
                             Amortization Event in effect)                                                0.00
                          c) Reserve Account Distribution (Provided no Restricting
                             or Amortization Event in effect)                                             0.00
                  6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                     Earned and Any Other Amounts                                                    70,525.47
                  7. To Servicer, Servicing Fee and other Servicing Compensations                    48,957.87
                                                                                                --------------
         TOTAL FUNDS DISTRIBUTED                                                                  7,815,296.79
                                                                                                ==============

                                                                                                --------------
         End of Period Collection Account Balance {Includes Payments in Advance &
           Restricting Event Funds (if any)}                                                        173,710.18
                                                                                                ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                               $ 4,876,395.87
          - Add Investment Earnings                                                             $     3,511.53
          - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)      $   223,429.93
          - Less Distribution to Certificate Account                                            $ 2,865,984.34
                                                                                                --------------
End of period balance                                                                           $ 2,237,352.99
                                                                                                ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                       $ 4,876,395.87
                                                                                                ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                           103,803,019.68
                  Pool B                                                            13,239,117.57
                                                                                   --------------
Class A Overdue Interest, if any                                                             0.00    117,042,137.25
Class A Monthly Interest - Pool A                                                      497,515.82
Class A Monthly Interest - Pool B                                                       63,453.55
Class A Overdue Principal, if any                                                      149,493.31
Class A Monthly Principal - Pool A                                                   4,980,034.93
Class A Monthly Principal - Pool B                                                     626,517.33
Excess (Shortfall) cash to Principal                                                         0.00
Reserve Account Distribution                                                                 0.00
Cash Shortfall due to Residual funds erroneously received in August                   (149,493.31)
                                                                                                       5,606,552.26
                                                                                   --------------
Ending Principal Balance of the Pools AA Notes                                      98,822,984.75
                  Pool B                                                            12,612,600.24
                                                                                   --------------    --------------
                                                                                                     111,435,584.99
                                                                                                     ==============
---------------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000               Ending Principal
Original Face $286,080,000          Original Face $286,080,000              Balance Factor
$    1.960883                       $     20.120405                               38.952595%
---------------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                   0.00
                  Class A2                                                                   0.00
                  Class A3                                                           9,862,137.25
                  Class A4                                                         107,180,000.00

                                                                                   --------------

Class A Monthly Interest                                                                              117,042,137.25
                  Class A1 (Actual Number Days/360)                                          0.00
                  Class A2                                                                   0.00
                  Class A3                                                              42,218.17
                  Class A4                                                             518,751.20

                                                                                   --------------

Class A Monthly Principal
                  Class A1                                                                   0.00
                  Class A2                                                                   0.00
                  Class A3                                                           5,606,552.26
                  Class A4                                                                   0.00

                                                                                   --------------
                                                                                                        5,606,552.26
Ending Principal Balance of the Class A Notes
                  Class A1                                                                   0.00
                  Class A2                                                                   0.00
                  Class A3                                                           4,255,584.99
                  Class A4                                                         107,180,000.00

                                                                                   --------------     --------------
                                                                                                      111,435,584.99
                                                                                                      ==============

Class A3
----------------------------------------------------------------------------------------------
Interest Paid Per $1,000               Principal Paid Per $1,000             Ending Principal
Original Face $82,500,000              Original Face $82,500,000             Balance Factor
$     0.511735                         $      67.958209                          5.158285%
----------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


V. CLASS B NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class B Notes
                  Pool A                                                           1,770,689.09
                  Pool B                                                             225,835.06
                                                                                   ------------
                                                                                                   1,996,524.15

             Class B Overdue Interest, if any                                              0.00
             Class B Monthly Interest - Pool A                                         8,300.11
             Class B Monthly Interest - Pool B                                         1,058.60
             Class B Overdue Principal, if any                                         2,550.08
             Class B Monthly Principal - Pool A                                       84,950.26
             Class B Monthly Principal - Pool B                                       10,687.24
             Cash Shortfall due to Residual funds erroneously received in August      (2,550.08)      95,637.50
                                                                                   ------------
             Ending Principal Balance of the Class B Notes
                  Pool A                                                           1,685,738.83
                  Pool B                                                             215,147.82
                                                                                   ------------    ------------
                                                                                                   1,900,886.65
                                                                                                   ============

---------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000          Ending Principal
Original Face $4,880,000            Original Face $4,880,000           Balance Factor
$   1.917768                        $    19.597848                          38.952595%
---------------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE
             Beginning Principal Balance of the Class C Notes
                  Pool A                                                             3,537,749.74
                  Pool B                                                               451,207.35
                                                                                   --------------
                                                                                                       3,988,957.09

             Class C Overdue Interest, if any                                                0.00
             Class C Monthly Interest - Pool A                                          16,872.12
             Class C Monthly Interest - Pool B                                           2,151.88
             Class C Overdue Principal, if any                                           5,094.94
             Class C Monthly Principal - Pool A                                        169,726.44
             Class C Monthly Principal - Pool B                                         21,352.57
             Cash Shortfall due to Residual funds erroneously received in August        (5,094.94)       191,079.01
                                                                                   --------------
             Ending Principal Balance of the Class C Notes
                  Pool A                                                             3,368,023.30
                  Pool B                                                               429,854.78
                                                                                   --------------    --------------
                                                                                                       3,797,878.08
                                                                                                     ==============

---------------------------------------------------------------------------------------------
Interest Paid Per $1,000              Principal Paid Per $1,000             Ending Principal
Original Face $9,750,000              Original Face $9,750,000              Balance Factor
$    1.951179                         $    19.597847                             38.952596%
---------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


VII. CLASS D NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class D Notes
                  Pool A                                                             2,358,499.79
                  Pool B                                                               300,804.88
                                                                                   --------------
                                                                                                       2,659,304.67

             Class D Overdue Interest, if any                                                0.00
             Class D Monthly Interest - Pool A                                          12,207.20
             Class D Monthly Interest - Pool B                                           1,556.92
             Class D Overdue Principal, if any                                           3,396.63
             Class D Monthly Principal - Pool A                                        113,150.96
             Class D Monthly Principal - Pool B                                         14,235.05
             Cash Shortfall due to Residual funds erroneously received in August        (3,396.63)       127,386.01
                                                                                   --------------
             Ending Principal Balance of the Class D Notes
                 Pool A                                                              2,245,348.83
                 Pool B                                                                286,569.83
                                                                                   --------------    --------------
                                                                                                       2,531,918.66
                                                                                                     ==============

------------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000            Ending Principal
Original Face $6,500,000            Original Face $6,500,000             Balance Factor
$     2.117557                      $     19.597848                           38.952595%
------------------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class E Notes

                 Pool A                                                              2,949,939.00
                 Pool B                                                                376,237.52
                                                                                   --------------
                                                                                                       3,326,176.52

             Class E Overdue Interest, if any                                                0.00
             Class E Monthly Interest - Pool A                                          22,055.71
             Class E Monthly Interest - Pool B                                           2,813.00
             Class E Overdue Principal, if any                                           4,248.39
             Class E Monthly Principal - Pool A                                        141,525.75
             Class E Monthly Principal - Pool B                                         17,804.76
             Cash Shortfall due to Residual funds erroneously received in August        (4,248.39)       159,330.51
                                                                                   --------------
             Ending Principal Balance of the Class E Notes
                 Pool A                                                              2,808,413.25
                 Pool B                                                                358,432.76
                                                                                   --------------    --------------
                                                                                                       3,166,846.01
                                                                                                     ==============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
Original Face $8,130,000          Original Face $8,130,000           Balance Factor
$     3.058882                    $      19.597849                         38.952595%
--------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                  Pool A                                                       3,538,859.22
                  Pool B                                                         451,348.86
                                                                             --------------
                                                                                                3,990,208.08

        Residual Interest - Pool A                                                     0.00
        Residual Interest - Pool B                                                     0.00
        Residual Principal - Pool A                                              174,876.21
        Residual Principal - Pool B                                               21,359.27
                                                                             --------------
                                                                                                  196,235.48
        Ending Residual Principal Balance
                  Pool A                                                       3,363,983.01
                  Pool B                                                         429,989.59
                                                                             --------------   --------------
                                                                                                3,793,972.60
                                                                                              ==============

X. PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                          48,957.87
         - Servicer Advances reimbursement                                                        664,413.32
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                         70,525.47
                                                                                              --------------
        Total amounts due to Servicer                                                             783,896.66
                                                                                              ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
           Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the beginning of the related Collection Period                            117,958,756.51

           Aggregate Discounted Contract Balance of Additional Contracts
             acquired during Collection Period                                                                 0.00

           Decline in Aggregate Discounted Contract Balance                                            5,829,047.88

                                                                                                     --------------
           Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the ending of the related Collection Period
                                                                                                     112,129,708.63
                                                                                                     ==============

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances        3,306,082.32

               - Principal portion of Prepayment Amounts                                  5,756.27

               - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                       0.00

               - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period              2,517,209.29

               - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                               0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                           0.00

                                                                                    --------------
                         Total Decline in Aggregate Discounted Contract Balance       5,829,047.88
                                                                                    ==============


POOL B
           Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the beginning of the related Collection Period                             15,044,551.23

           Aggregate Discounted Contract Balance of Additional Contracts
             acquired during Collection Period                                                                 0.00

           Decline in Aggregate Discounted Contract Balance                                              711,956.21

                                                                                                     --------------
           Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the ending of the related Collection Period                                14,332,595.02
                                                                                                     ==============

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances          711,351.75

               - Principal portion of Prepayment Amounts                                      0.00

               - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                       0.00

               - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period                    604.46

               - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                               0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                           0.00

                                                                                    --------------
                         Total Decline in Aggregate Discounted Contract Balance         711,956.21
                                                                                    ==============

                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                    126,462,303.65
                                                                                                     ==============

                       DVI RECEIVABLES XIV, L.L.C. 2001-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

     POOL A

                               Discounted                                             Discounted
     Lease #                   Present Value                 Lease #                  Present Value
     -------                   -------------                 -------                  -------------
     #* 2858-001 (08/03)       2,516,760.25
     #* 2003899-001 (09/03)          449.04



                                                                       -------------
                                                             Totals:   $2,517,209.29


     POOL B

                               Discounted                                             Discounted
     Lease #                   Present Value                 Lease #                  Present Value
     -------                   -------------                 -------                  -------------


                                                                       -------------
                                                             Totals:           $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS         $2,517,209.29
b) ADCB AT CLOSING DATE                                           325,093,057.74
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                            0.77%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS. ** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE
 # NONRECOVERABLE

                       DVI RECEIVABLES XIV, L.L.C. 2001-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*


         POOL A
                  Repurchases                            $   13,245,573.06
                  Substitutions                          $   11,381,843.19

         POOL B
                  Repurchases                            $    2,153,767.98
                  Substitutions                          $              --

         TOTAL
                                                         -----------------
                                                         $   26,781,184.23


a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT
         CONTRACTS REPURCHASED                           $   26,781,184.23

b) ADCB AT CLOSING DATE                                     325,093,057.74

c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                      8.24%

*  ANY DELINQUENT CONTRACT
   THE SERVICER HAS REPURCHASED FROM THE POOL

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        Pool A
                                                                             Predecessor
                                         Discounted         Predecessor      Discounted
        Lease #       Lessee Name        Present Value      Lease #          Present Value
        -------       -----------        -------------      -----------      ---------------

        3355-004                         $1,178,581.83        4424-401       $  1,264,331.32
                      CASH               $  520,726.22        4424-402       $    434,976.73


                                          -------------                      ---------------
                                Total:    $1,699,308.05                      $  1,699,308.05

        a) A DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS           $  1,699,308.05
        b) ADCB OF POOL A AT CLOSING DATE                                    $272,767,516.82
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                               0.62%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables     $0.00
b) Total discounted Contract Balance of Substitute Receivables      $0.00
c) If (a) > (b), amount to be deposited in Collection
   Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGES IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES          NO  X
                                                                               ----------     ---------

        Pool B

                                                                             Predecessor
                                         Discounted         Predecessor      Discounted
        Lease #       Lessee Name        Present Value      Lease #          Present Value
        -------       -----------        -------------      -----------      ---------------

                       NONE


                                          -------------                      ---------------
                                Totals:   $        0.00                      $          0.00


        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS             $          0.00
        b) ADCB OF POOL B AT CLOSING DATE                                    $ 52,325,540.92
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
           AGENCY APPROVES)                                                  $          0.00

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS),
        THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
        BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables           $0.00
b) Total discounted Contract Balance of Substitute Receivable             $0.00
c) If (a) > (b), amount to be deposited in Collection Amount per
   Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES            NO  X
                                                                               ----------     ---------

                       DV RECEIVABLES XIV, L.L.C. 2001-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING - (POOL A) & GENERAL RIGHTS (POOL B)

Pool A - Non-Performing
                                                                            Predecessor
                                        Discounted          Predecessor     Discounted
Lease #    Lessee Name                  Present Value       Lease #         Present Value
----------------------------------      --------------      -----------    ---------------
2707-201                                  1,045,934.66      2041-203          3,154,026.34
2707-202                                    491,545.72
2708-201                                  1,305,725.82
2706-202                                     90,653.94
2706-207                                    215,544.48
           Cash                               4,621.72      2869-001          2,037,442.62
3271-002                                  2,317,472.63      2769-001          2,940,134.55
3702-003                                  2,946,305.69      2770-001          3,087,098.20
3714-001                                  1,470,213.52      2002918-002          25,199.70
3718-006                                  1,893,050.93      2004445-001          85,324.68
                                                            2002452-001          52,617.10
                                        --------------                     ---------------
                           Totals:      $11,781,069.11                      $11,381,843.19

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS              11,381,843.19
b) ADCB OF POOL A AT CLOSING DATE                                          $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                     4.17%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                 $0.00
b) Total discounted Contract Balance of Substitute Receivables                  $0.00
c) If (a) > (b) amount to be deposited in Collection  Account per
   Contribution & Servicing Agreement Section 7.02                              $0.00

Change in any of the above detail during the related Collection Period    YES [ ]   NO [X]

Pool B - General Contract Substitution Rights
                                                                            Predecessor
                                        Discounted          Predecessor     Discounted
Lease #    Lessee Name                  Present Value       Lease #         Present Value
----------------------------------      --------------      -----------    ---------------
           NONE


                                        --------------                     ---------------
                           Totals:               $0.00                               $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                         $0.00
b) ADCB OF POOL B AT CLOSING DATE                                           $52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                     0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                 $0.00
b) Total discounted Contract Balance of Substitute Receivables                  $0.00
c) If (a) > (b) amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                              $0.00

Change in any of the above detail during the related Collection Period    YES [ ]   NO [X]

                       DVI RECEIVABLES XIV, L.L.C. 2001-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2003

XVI. POOL PERFORMANCE MEASUREMENTS


1.            Aggregate Discounted Contract Balance

     Contracts Delinquent > 90 days                        TOTAL OUTSTANDING CONTRACTS
     This Month                           701,504.68       This Month                      126,462,303.64
     1 Month Prior                      2,492,606.38       1 Month Prior                   133,003,307.74
     2 Months Prior                     2,568,941.51       2 Months Prior                  137,413,546.57

     Total                              5,763,052.57       Total                           396,879,157.95

     a) 3 Month Average                 1,921,017.52       b) 3 Month Average              132,293,052.65

     c) a/b                                     1.45%

2.   Does a Delinquency Condition Exist (1c >6%)?                                                            Yes       No  X
                                                                                                                 -----    -----

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                                   Yes       No  X
                                                                                                                 -----    -----
     B. An Indenture Event of Default has occurred and is then continuing?                                   Yes       No
                                                                                                                 -----    -----

4.   Has Servicer Event of Default occurred?                                                                 Yes       No
                                                                                                                 -----    -----
5.   Amortization Event Check

     A. Is c > 8%?                                                                                           Yes       No  X
                                                                                                                 -----    -----
     B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                                                  Yes       No
                                                                                                                 -----    -----
     C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?                                   Yes       No  X
                                                                                                                 -----    -----

6.   Aggregate Discounted Contract Balance at Closing Date                                Balance   $  325,093,057.74
                                                                                                    ------------------

     Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:


                                                         TOTAL             % OF TOTAL
                                  A.D.C.B.              A.D.C.B.            A.D.C.B.
                               -------------         --------------        ----------
 30 Days Overdue               19,550,972.22         126,462,303.64          15.460%
 60 Days Overdue                3,900,097.57         126,462,303.64           3.084%
 90 Days Overdue                  663,066.06         126,462,303.64           0.524%
120 Days Overdue                   38,438.62         126,462,303.64           0.030%
150 Days Overdue                        0.00         126,462,303.64           0.000%
180 Days Overdue                        0.00         126,462,303.64           0.000%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 FUNDS TRANSFER
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2003


Please transfer the following funds from DVI Collection A # 33-38702-1
      To the Distribution Account                                          6,399,215.83
                                                                         --------------

Please transfer the following funds from DVI Collection B # 33-38702-3
      To the Distribution Account                                            554,777.78
                                                                         --------------

Please transfer the following funds from SPG Collection A # 33-38702-0
      To the Distribution Account                                            585,075.63
                                                                         --------------

Please transfer the following funds from SPG Collection B # 33-38702-2
      To the Distribution Account                                            276,227.55
                                                                         --------------